Exhibit 10.25
June 11, 2007
Gary D. Allen and Linda M. Allen
2933 125th Ave. SE
Eyota, MN 55934
Dana Allen
11304 19th Street SE
Eyota, MN 55934
William Oehler
Ward & Oehler, Ltd.
1765 Greenview Drive SW
Rochester, MN 55902
Re:	Real Estate Option Agreement dated June 12, 2006 between Gary D. Allen and Linda M. Allen, husband and wife, and Dana Allen, a single person (the “Optionor”) and MinnErgy, LLC, a Minnesota limited liability company (the “Optionee”)
Dear Optionors:
We hereby extend the term of the option granted by the Agreement referenced above for an additional six months. Our check in the amount of $50,000.00 (Additional Option Payment) is enclosed. As so extended the option shall expire at 12:00 midnight on December 12, 2007.
Sincerely,

/s/ Daniel H. Arnold
Daniel H. Arnold, Chairman
RECEIPT
I hereby acknowledge receipt of the Additional Option Payment of $50,000.00, and extension of the Option to December 12, 2007.

/s/ Gary D. Allen Gary D. Allen	/s/ Dana M. Allen Dana Allen

/s/ Linda M. Allen

Linda M. Allen